CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark Gustafson, President, Chief Executive Officer, Acting Chief Financial Officer and Director of Torrent Energy Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the quarterly report on Form 10-QSB of Torrent Energy Corporation for the six month period ended August 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Torrent Energy Corporation.

Dated: November 21, 2005

/s/ Mark Gustafson

Mark Gustafson

President, Chief Executive Officer,

Acting Chief Financial Officer and Director

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)